EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of shares of its Common Stock, $.01 par value, in connection with the proposed sale of such Common Stock by Enron Corp. as a "Selling Stockholder" of the Company, and in connection with the delivery of shares of such Common Stock by Enron Corp. upon exchange of Enron Corp. Exchangeable Notes, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                          FRED C. ACKMAN
                                          -----------------------------
                                          Fred C. Ackman

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of shares of its Common Stock, $.01 par value, in connection with the proposed sale of such Common Stock by Enron Corp. as a "Selling Stockholder" of the Company, and in connection with the delivery of shares of such Common Stock by Enron Corp. upon exchange of Enron Corp. Exchangeable Notes, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                          FORREST E. HOGLUND
                                          -----------------------------
                                          Forrest E. Hoglund

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of shares of its Common Stock, $.01 par value, in connection with the proposed sale of such Common Stock by Enron Corp. as a "Selling Stockholder" of the Company, and in connection with the delivery of shares of such Common Stock by Enron Corp. upon exchange of Enron Corp. Exchangeable Notes, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                          RICHARD D. KINDER
                                          -----------------------------
                                          Richard D. Kinder

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of shares of its Common Stock, $.01 par value, in connection with the proposed sale of such Common Stock by Enron Corp. as a "Selling Stockholder" of the Company, and in connection with the delivery of shares of such Common Stock by Enron Corp. upon exchange of Enron Corp. Exchangeable Notes, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                          KENNETH L. LAY
                                          -----------------------------
                                          Kenneth L. Lay

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Oil & Gas Company, a Delaware corporation (the "Company"), of shares of its Common Stock, $.01 par value, in connection with the proposed sale of such Common Stock by Enron Corp. as a "Selling Stockholder" of the Company, and in connection with the delivery of shares of such Common Stock by Enron Corp. upon exchange of Enron Corp. Exchangeable Notes, the undersigned officer or director of the Company hereby constitutes and appoints Walter C. Wilson, Dennis M. Ulak, and Angus H. Davis, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand this 7th day of November, 1995.

                                          EDWARD RANDALL, III
                                          -----------------------------
                                          Edward Randall, III